SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                FORM 8-K



                         Commission File No.: 0-9503

                                Current Report


                                 July 18, 1997
               (Date of Report - Date of Earliest Event Reported)



                          DIGITAL PRODUCTS CORPORATION

             Florida                                   59-1141879
  (State or other jurisdiction of                     (IRS Employer
   Incorporation or organization)                      Identification No)

                           1498 Northwest 3rd Street
                         Deerfield Beach, Florida 33442
                    (Address of Principal Executive Offices)


                               (954) 296-9600
                      (Registrant's Telephone Number)


                                    None
             (Former Name, Former Address and Former Fiscal Year,
                        if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of June was filed with the Bankruptcy Court on July 16, 1997.

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                              MIAMI DIVISION


IN RE:                                           CASE NUMBER

                                                 97-21987BKC-RBR

                                                 JUDGE RAYMOND B. RAY

     DEBTOR.                                     CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                               FOR THE PERIOD

                      FROM    6/1/97    TO    6/30/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                         Robert Furr
                                         Attorney for Debtor


     Debtor's Address                    Attorney's Address
     And Phone Number:                   and Phone Number:

     1498 NW 3rd Street                  1499 W Palmetto Road

     Deerfield Beach, FL 33442           Boca Raton, FL 33486

     954-246-9600                        561-395-0500

                    Monthly Financial Report for Business

For the Period Beginning:         6/1/97    and Ending:     6/30/97

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC RBR
Date of Petition:   4/3/97

                                              Current          Cumulative
                                              Month          Petition to Date
1. Cash at Beginning of Period                $68,443.93     $   60,846.09
2. Receipts:
   A. Cash Sales                                  -               -
           Less: Cash Refunds                     -               -
          Net Cash Sales                          -               -
   B. Collections on Post Petition A/R        138,154.67        190,442.57
   C. Collections on Pre Petition A/R          50,082.95        326,971.81
   D. Other Receipts                            3,452.18         32,881.26
3. TOTAL RECEIPTS                             191,689.80        550,295.64
4. TOTAL CASH AVAILABLE FOR
   OPERATIONS (Line 1 + Line 3)               260,133.73        611,141.73

5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees                 -                 -
   B. Net Payroll                              47,801.04         149,432.49
   C. Payroll Taxes Paid                       20,646.00          65,228.03
   D. Sales and Use Taxes                          -                 -
   E. Other Taxes                                  -                 -
   F. Rent                                      5,000.00          15,000.00
   G. Other Leases                              1,680.48           4,910.00
   H. Telephone                                 8,683.36          57,873.32
   I. Utilities                                    -                  -
   J. Travel & Entertainment                    7,405.09          16,485.60
   K. Vehicle Expenses                             -                  -
   L. Office Supplies                           1,496.15           1,858.95
   M. Advertising                                 975.00           1,975.00
   N. Insurance (Attachment 7)                  7,991.48          44,364.98
   O. Purchases of Fixed Assets                 9,540.11           9,540.11
   P. Purchases of Inventory                   21,809.87          55,152.97
   Q. Manufacturing Supplies                       -                  -
   R. Repairs and Maintenance                      -                 238.50
   S. Payments to Secured Creditors                -                  -
   T. Other Operating Expenses                 47,202.01         109,178.64
          (Attach List)
6. TOTAL CASH DISBURSEMENTS                   180,230.59         531,238.59
7. ENDING CASH BALANCE
    (LINE 4 - LINE 6)                        $ 79,903.14        $ 79,903.14


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 15 day of July 1997.

                     Monthly Financial Report for Business

Period Beginning:      6/1/97      and Ending:     6/30/97

Name of Debtor:      Digital Products Corporation
Case Number:         97-21987-BKC-RBR
Date of Petition:    4/3/97

          OTHER RECEIPTS
                                                      Current     Cumulative
                                                      Month       to Date
     IL Unemployment Refund                             -              701.08
     Employees                  Shipping                -               22.25
     AT&T Refund                                        -              172.98
     Various                    Misc Income             -              837.38
     Genesee County             Payment in Error        -            1,622.00
     COD                        Supplies               267.98        1,441.37
     EMS                        Cash Advance             -          24,900.00
     State of Utah              Receipt in Error       3,184.20      3,184.20
                                                      $3,452.18    $32,881.26


          OTHER OPERATING EXPENSES
                                                             Current       Cumulative
                                                             Month         to Date
Tax Account      Bank Charge           Service Charges            13.22          86.79
Barnett Bank     Bank Charge           Wire Transfer Fees           -            75.00
Operating Acc    Bank Charge           Service Charges           118.80         262.71
Payroll Account  Bank Charges          Service Charges            16.78          62.53
                 Kinko's               Copies for Tracking          -           654.67
                 Postage               Next Day Mailing             -            56.75
                 Subcontractors        Installers              2,906.50       1,078.64
                 Corporate License Fees                             -           330.00
                 Computer Programmer                           1,350.00      12,626.25
                 Subcontractors        Labor                   6,948.79       7,821.74
                 Freight                                      11,913.86      15,717.50
                 Transfer Agent                                9,100.00      12,300.00
                 Patent Renewals                                   -          6,750.00
                 Refund (ck Rec in Error)                          -          1,622.00
                 Advance Payment       Repayment                   -         24,900.00
                 Various               Medical Claims         1,835.88        1,835.88
                 Subcontractors        Computer Supplies        498.18          498.18
                 Advanced Promo Tech   Deposit               12,500.00       12,500.00
                                       Total               $ 47,202.01     $109,178.64


                                ATTACHMENT 1

            MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC RBR

Reporting Period Beginning:     6/1/97     and Ending:     6/30/97


ACCOUNTS RECEIVABLE AT PETITION DATE:          $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance               $     316,849.40
          Plus: Current Month New Billings               404,275.71
          Less: Collections during the Month             188,237.62
          End of Month Balance                     $     532,887.49


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days          31-60 days     61-90 days     Over 90     Total Days
$291,083.63        26,918.51        7,542.95                 325,545.09

The June billing is currently under way. Once completed, there will be additional receivables of approximately $150,000.

                              ATTACHMENT 2

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:          Digital Products Corporation
Case Number:             97-21987 BKC-RBR

Reporting Period Beginning     6/1/97     and Ending     6/30/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.


Date          Days
Incurred          Outstanding     Vendor                Description                 Amount
24-Apr-97                         Millward & Co.        Audit                          150.00 dispute
30-June-97                        United Parcel Service 364-325                      4,129.85
30-June-97                        United Parcel Service 85E-131                        200.00
30-June-97                        Dale English          Installer (subcontractor)      135.00
30-June-97                        Albani Laporte        Installer (subcontractor)      365.50
30-June-97                        Frank Garner          Installer (subcontractor)      255.00
30-June-97     need bill          LCI                   Long distance               22,000.00
                                                                                   $27,235.35



ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

   Opening Balance (total from prior report)           $10,565.31
   Plus: New Indebtedness Incurred This Month           27,085.35
   Less: Amount Paid on Prior Accounts Payable          10,415.31
   End of Month Balance                                $27,235.35


Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                        Number         Total
                                        of Post        Amount of
Secured         Date                    Petition       Post Petition
Creditor/       Payment      Payment    Payments       Payments
Lessor          Due          Amount     Delinquent     Delinquent

None

                               ATTACHMENT 3

Name of Debtor: Digital Products Corporation
Case # 97-21987 BKC-RBR

Report Period Beginning       6/1/97     and Ending     6/30/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:          $148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month     $   12,473.32
     Inventory Purchased during Month                21,809.87
     Inventory Used or Sold                          27,672.11
     Inventory on Hand at End of Month           $    6,611.08

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:     $716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month          $936,441.67
     Less:     Depreciation Expense                      34,963.00
     Plus:     New Purchases                              9,540.11
     Ending Monthly Balance                            $911,018.78

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
     Computer Equip. for Monitoring          $8,160.76
     Printer/Fax                                773.77
     Compress amplifier                         605.58

                               ATTACHMENT 4

MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation
Case #     97 21987 BKC-RBR

Report Period Beginning:          6/1/97     Ending:          6/30/97

BANK:                Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:           Digital Products Corporation
ACCT NUMBER:         1811006533
PURPOSE OF ACCOUNT:  Operating Account

     Beginning Balance                         $ 66,292.58
     Total of Deposits Made                     191,689.80
     Total Amount of Checks Written             111,634.75
     Service Charges                                118.80
     Transfers to Other Accounts                 68,447.04
     Closing Balance                            $77,781.79


Number of First Check Written This Period             1113
Number of Last Check Written This Period              1197

Total Number of Checks Written This Period              84

Voided Checks This Period                                1
                               Total                    85



BANK:                Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:           Digital Products Corporation
ACCT NUMBER:         1811006541
PURPOSE OF ACCOUNT:  Payroll Account

     Beginning Balance                        $  1,345.54
     Total of Deposits Made                     47,801.04 Wires in
     Total Amount of Checks Written             47,472.90
     Service Charges Payroll Depot                 328.14
     Service Charges                                16.78
     Transfers to Other Accounts                     0.00
     Closing Balance                           $ 1,328.76


Number of First Check Written This Period             189
Number of Last Check Written This Period              245

Total Number of Checks Written This Period             57
Plus Manual Checks                                      2
                                 Total                 59

Plus     Direct Deposits                               33 Items
                                 Total                 92 Items

                              ATTACHMENT 4

MONTHLY BANK RECONCILIATION

DEBTOR:     Digital Products Corporation
Case #      97 21987 BKC-RBR

Report Period Beginning:      6/1/97     Ending:          6/30/97

BANK:                Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:           Digital Products Corporation
ACCT NUMBER:         1811006558
PURPOSE OF ACCOUNT:  Tax Account

     Beginning Balance                     $     805.81
     Total of Deposits Made                   20,646.00 Wires in
     Total Amount of Checks Written           20,646.00 Wires out
     Service Charges                              13.22
     Transfers to Other Accounts                   0.00
     Closing Balance                       $     792.59

                                ATTACHMENT 5
CHECK REGISTER

DEBTOR: Digital Products Corporation
Case # 97-21987 BKC-RBR
Report Period Beginning:          6/1/97          And Ending:     6/30/97

NAME OF BANK:        Comerica Bank & Trust
ACCOUNT NAME:        Digital Products Corporation
ACCOUNT #:           1811006533
PURPOSE OF ACCOUNT:  Operating Account

Date     Check #     Payee                   Purpose                  Amount
6/4/97     1113      Synergy Communications  Website Development      $   700.00
6/4/97     1114      Liberty Court Travel    Travel                       471.00
6/4/97     1115      United Parcel Service   Freight                       17.34
6/4/97     1116      United Parcel Service   Freight                    5,337.12
6/4/97     1117      Peggy Conway            Contract labor               964.39
6/4/97     1118      US Satellite Corp.      Compress amplifier           605.58
6/4/97     1119      Store & Lock            Storage                    1,142.00
6/4/97     1120      Reliance Standard       Insurance                     64.84
6/4/97     1121      Riscorp FL              Work Comp Ins                248.52
6/4/97     1122      Riscorp VA              Work Comp Ins                 22.16
6/4/97     1123      Poe & Brown             Health Insurance             437.96
6/4/97     1124      Plantation General      Medical Claims               495.25
6/4/97     1125      Plantation Radiology    Medical Claims                38.50
6/4/97     1126      MCH Physician Group     Medical Claims               223.82
6/4/97     1127      MCH Physician Group     Medical Claims               105.10
6/4/97     1128      Advanced Orthopedics    Medical Claims               483.16
6/4/97     1129      FT Lauderdale Medical   Medical Claims               100.00
6/4/97     1130      Joel Hersh DDS          Medical Claims                45.00
6/4/97     1131      Columbia Phar. Solu.    Medical Claims               345.05
6/4/97     1132      Office Depot            Supplies                     136.68
6/4/97     1133      Dadan Pkg.              Boxes                        211.35
6/4/97     1134      Precision Dynamics      Straps                       408.00
6/4/97     1135      Industrial Assembly     Strap kits                 5,540.00
6/4/97     1136      Renata Batteries        Batteries                  2,985.78
6/4/97     1137      American Design         Contract Labor               820.00
6/6/97     1138      KBS, Inc.               Rent                       5,000.00
6/9/97     1139      Seitlin & Company       General Insurance          7,218.00
6/9/97     1140      Chuck Nora              Computer Supplies            498.18
6/9/97     1141      Kinko's Copy Center     Copies                       416.98
6/9/97     1142      Office Max              Supplies                     230.52
6/10/97     1143     United Parcel Service   Freight                        4.00
6/10/97     1144     Dale English            Installer                     90.00
6/10/97     1145     Andy Saucedo            Installer                     10.00
6/10/97     1146     Albani Laporte          Installer                    465.00
6/10/97     1147     Frank Garner            Installer                    390.00
6/10/97     1148     Telogy                  Equipment Rent               131.44
6/10/97     1149     Pitney Bowes            Equipment Rent               407.04
            1150     Void
6/11/97     1151     Victor Flores           Programming                  975.00
6/11/97     1152     Industrial Assembly     Strap Kits                 5,540.00
6/11/97     1153     American Stock Trans.   Stkhdr Mailing             7,500.00


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation
Case # 97-21987 BKC-RBR
Report Period Beginning:       6/1/97      And Ending:     6/30/97

NAME OF BANK:        Comerica Bank & Trust
ACCOUNT NAME:        Digital Products Corporation
ACCOUNT #:           1811006533
PURPOSE OF ACCOUNT:  Operating Account


Date        Check #  Payee                      Purpose                    Amount
6/11/97     1154     Richard Angulo             Travel Reimbursement       $     846.26
6/11/97     1155     American Design            Contract Labor                   638.00
6/11/97     1156     American Design            Contract Labor                   580.00
6/11/97     1157     Mike Graham                Travel Reimbursement             790.35
6/12/97     1158     Page Net                   Pagers                           404.13
6/13/97     1159     Audrey Loeb                Mileage Reimbursement             17.36
6/13/97     1160     Advanced Promotion Tech    Deposit                       12,500.00
6/16/97     1161     Liberty Court Travel       Travel                         1,846.50
6/16/97     1162     Bryan Brown                Travel Reim.                     413.64
6/20/97     1163     Circuit City Stores        Printer/Fax                      773.77
6/20/97     1164     American Design            Contract Labor                   638.00
6/27/97     1165     David Winfner              Programming                      848.00
6/17/97     1166     TCG                        Telephone                      7,597.76
6/17/97     1167     Swan Strom Tools           Pliers                           775.00
6/17/97     1168     Industrial Assembly        Strap Kits                     2,770.00
6/17/97     1169     Precision Dynamics         WV Straps                         15.83
6/17/97     1170     Liberty Court Travel       Travel                         1,730.00
6/18/97     1171     Corporate Systems Group    Computer Equipment             8,160.76
6/19/97     1172     Office Depot               Supplies                         154.29
6/19/97     1173     Wincom Bus Systems         Programming                      848.00
6/20/97     1174     Synergy Communications     Website Development              275.00
6/20/97     1175     Chuck Nora                 Travel                           727.98
6/24/97     1176     American Design            Contract Labor                   638.00
6/24/97     1177     Richard Angulo             Travel                         1,582.93
6/24/97     1178     Marshall                   Supplies                         147.92
6/24/97     1179     Dadan Pkg.                 Boxes                            529.00
6/25/97     1180     Office Depot               Supplies                          52.13
6/26/97     1181     Lawrence Martin            Freight Reim.                     61.63
6/26/97     1182     Andy Saucedo               Installer                         10.00
6/26/97     1183     Charles Christopher        Installer                        205.00
6/26/97     1184     Dale English               Installer                        260.00
6/26/97     1185     Dan Farley                 Installer                        705.00
6/26/97     1186     Frank Garner               Installer                        355.00
6/26/97     1187     Albani Laporte             Installer                        416.50
6/26/97     1188     Victor Flores              Programming                      375.00
6/26/97     1189     American Stock Transfer    Monthly charges                1,600.00
6/26/97     1190     United Parcel Service      Freight                        6,482.38
6/26/97     1191     United Parcel Service      Freight                           11.39
6/27/97     1192     American Design            Contract Labor                   974.40
6/27/97     1193     Industrial Assembly        Supplies                          46.50
6/27/97     1194     Lawrence Martin            Telephone Reim.                  144.69
6/27/97     1195     Industrial Assembly        Strap Kits                     2,770.00
6/27/97     1196     Global Industrial Equip.   Supplies                          70.49
6/30/97     1197     Subway                     Lunch Meeting                     21.40

                                                                            $111,634.75

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Product Corporation
Case #: 97-21987 BKC-RBR

Report Period Beginning:     6/1/97    and Ending:     6/30/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:             1811005541
PURPOSE OF ACCOUNT:    Payroll Account


Date       Check #                  Payee         Purpose        Amount
6/6/97     189-203+9 direct dep     Employees     Payroll        $ 11,133.49
6/13/97    204-217+10 direct dep    Employees     Payroll          11,640.25
6/20/97    218-231+7 direct dep     Employees     Payroll           9,719.33
6/27/97    232-245+7 direct dep     Employees     Payroll           9,905.73
6/27/97    Total Manual             Employees     Payroll           5,073.90
           Sub Total Payroll Depot                                 47,472.70

June       Payroll Depot Serv. Chg.                                   328.34

                              Grand Total                         $47,801.04

                                ATTACHMENT 5
                              DEPOSIT REGISTER

DEBTOR:     Digital Products Corporation
Case #     97-21987 BKC - RBR

Report Period Beginning:          6/1/97          and Ending:     6/30/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products Corporation
ACCOUNT #:             1811006558
PURPOSE OF ACCOUNT:    Tax Account


Date       Check #           Payee                     Purpose           Amount
6/4/97     wire transfer     Comerica Tax Account      payroll taxes     $ 4,814.65
6/11/97    wire transfer     Comerica Tax Account      payroll taxes       4,940.35
6/19/97    wire transfer     Comerica Tax Account      payroll taxes       4,322.46
6/26/97    wire transfer     Comerica Tax Account      payroll taxes       6,568.54
                                                                        $ 20,646.00


                                ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR:     Digital Products Corporation
Case #      97-21987 BKC - RBR
Reporting Period Beginning:         6/1/97    and Ending:     6/30/97

                   TAXES PAID and ACCRUED DURING MONTH

Date       Bank             Description      Amount
6/4/97     Comerica Bank    FED WH           $2,058.28
                            FICA              1,804.41
                            MEDICARE            421.95
                            FUTA                 45.38
                            MI WH                25.38
                            NE WH               179.44
                            VA WH                28.18
                            FL SUTA             166.15
                            MI SUTA              18.17
                            NE SUTA              67.31
                                             $4,814.65

6/11/97     Comerica Bank   FED WH           $2,130.50
                            FICA              1,883.26
                            MEDICARE            440.49
                            FUTA                 42.72
                            MI WH                25.38
                            NE WH               187.58
                            VA WH                28.18
                            FL SUTA              58.88
                            MI SUTA              18.17
                            NE SUTA             125.19
                                             $4,940.35

6/19/97     Comerica Bank   FED WH           $1,862.99
                            FICA              1,588.71
                            MEDICARE            371.55
                            FUTA                 42.36
                            MI WH                25.38
                            NE WH               182.10
                            VA WH                28.18
                            FL SUTA              60.62
                            MI SUTA              18.17
                            NE SUTA             122.50
                                             $4,302.56

6/26/97     Comerica Bank   FED WH           $3,322.07
                            FICA              2,066.78
                            MEDICARE            483.32
                            FUTA                 38.85
                            MI WH                25.38
                            NE WH               182.10
                            VA WH                28.18
                            IN WH               251.08
                            FL SUTA              74.24
                            MI SUTA              18.17
                            NE SUTA              98.27
                                             $6,588.44

                              ATTACHMENT 6b

DEBTOR:     Digital Products Corporation
Case #      97-21987 BKC - RBR
Report Period Beginning:          6/1/97     and Ending:     6/30/97

                            TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax return filed 4/27/97. Period: 1st Quarter 1997; 2nd Quarter returns due 7/31/97.


Name of Taxing     Date Payment           Description              Amount
Authority          Due
Fed Taxes          06/11/97               Fed WH/Fica/Medicare     $4,284.64 Pd
Fed Taxes          06/18/97               Fed WH/Fica/Medicare       4,454.25 Pd
Fed Taxes          06/25/97               Fed WH/Fica/Medicare       3,823.25 Pd
Fed Taxes          07/02/97               Fed WH/Fica/Medicare       3,812.55 Pd
Fed Taxes          07/02/97               Fed WH/Fica/Medicare       2,059.62 In Transit
FUTA               07/31/97               Fed unemployment tax         426.73
MI WH              07/31/97               MI WH                        177.66
NE WH              07/31/97               NE WH                        910.66
VA WH              07/31/97               VA WH                        501.72
IN WH              07/31/97               IN WH                        251.08
FL SUTA            07/31/97               FL unemployment            2,281.11
MI SUTA            07/31/97               MI unemployment              109.02
NE SUTA            07/31/97               NE unemployment              480.58


                                ATTACHMENT 7
                SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:       Digital Products Corporation
Case #                97-21987 BKC - RBR

Report Period Beginning:        6/1/97   and Ending   6/30/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


Name of Officer:        Title              Amount Paid     Travel Adv.
Richard Angulo          Pres/COO           $7,384.60
Michael Luther          CEO/Chairman       4,615.40
Bryan Brown             CFO/Secy            6,153.84


                             PERSONNEL REPORT

                                                 Full Time       Part Time

Number of employees at beginning of period             21           2
Number hired during the period                          1           1
Number terminated during the period                     2
Number of employees on payroll at the end of period    20           3


                         CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier          Agent & Phone #          Policy #          Coverage          Expiration     Date Premium
                                                                              Date           Due
Riscorp of FL     Alexander & Alex        12924             WC               4/1/98          7/2/97
                  305-279-7870
VA Riscorp        Dade Underwriters       40076             WC               3/1/98          7/2/97
                  954-462-1304
Reliance Stand.   Mahoney & Asso.          LTD097814        LTD              8/1/97          7/2/97
Life Insurance    954-763-7971
Poe & Brown       Mahoney & Asso.          901              Health           12/31/97        7/2/97
Benefits          954-793-7971
Gotham Ins.       Seitlin Ins.             MM014842LP296    Comp. Gen'l      6/1/98          7/1/97
                  305-591-0090                              Liability
Nat'l Union Fire  Seitlin Ins.             BE932 21 38      Umbrella         6/1/98          7/1/97
Ins. Co. of Pitt. 305-591-0090                              Liability
Pacific Ins. Co.  Seitlin Ins.             ZG0008872        Property         5/1/98          7/1/97
                  305-591-0090
Fidelity & Dep.   Seitlin Ins.             TBA              Crime            5/1/98          7/1/97
                  305-591-0090


                               ATTACHMENT 8

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL PRODUCTS CORPORATIONA



Dated:  August 5, 1997                         /s/Bryan K. Brown
                                               Bryan K. Brown,
                                               Chief Financial Officer














































The Company filed its Plan of Reorganization and Disclosure Statement on June 16, 1997.